SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (x)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement ( ) Confidential, for Use of the

Commission Only (as permitted by Rule 14a-6(e)(2))

(x) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to Rule 14a-11© or Rule 14a-12

SYNALLOY CORPORATION

---------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

(x) No fee required

( ) $125 per Exchange Act Rules 0-11©(1)(ii), 14a-6(i)(1), or 14a6(i)(2) or
Item 22a(2) of Schedule 14A

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

1. Title of each class of securities to which transaction applies
--------------------------------------------------------------

2. Aggregrate number of securities to which transaction applies:
--------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

--------------------------------------------------------------

5. Total fee paid:

--------------------------------------------------------------

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:---------------

For, Schedule or Registration Statement No.:-------------

Filing Party:--------------------------------------------

Date Filed:----------------------------------------------

SYNALLOY CORPORATION
Post Office Box 5627
Spartanburg, South Carolina 29304

NOTICE OF ANNUAL MEETING
April 28, 2005

TO THE STOCKHOLDERS OF SYNALLOY CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of Synalloy Corporation will be held at the offices of the Company, 2155 West Croft Circle, Spartanburg, South Carolina, on Thursday, April 28, 2005, at 10:00 a.m. local time. The following important matters will be presented for your consideration:

  To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified;
  To approve the Synalloy Corporation 2005 Stock Awards Plan.
  To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on March 1, 2005 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors

/s/Cheryl C. Carter

Cheryl C. Carter
Secretary

Spartanburg, South Carolina
March 29, 2005

Important: You are cordially invited to attend the meeting, but whether or not you plan to attend, PLEASE FILL IN, DATE, SIGN AND MAIL the enclosed Proxy promptly. If you attend the meeting, you may either use your proxy, or withdraw your proxy and vote in person.

The 2004 Annual Report on Form 10-K is furnished herewith.

SYNALLOY CORPORATION
CROFT INDUSTRIAL PARK
POST OFFICE BOX 5627
SPARTANBURG, SOUTH CAROLINA 29304

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
April 28, 2005

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synalloy Corporation (the "Company") of proxies to be voted at the Annual Shareholders' Meeting to be held at the offices of the Company, 2155 West Croft Circle, Spartanburg, South Carolina, on April 28, 2005, at 10:00 a.m. local time, and at all adjournment(s) thereof. On or about March 29, 2005, we will began mailing these proxy materials to all stockholders of record as of the close of business on March 1, 2005.

Quorum and Voting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the stockholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within 30 days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for 30 days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Voting Rights. The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $1.00 par value per share. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 1, 2005. On February 25, 2005, the Company had outstanding 6,026,764 (excluding 1,973,236 shares held in treasury) shares of Common Stock. Each shareholder of Common Stock is entitled in respect of each matter to be voted on at the meeting to one (1) vote per share, except that in the election of Directors stockholders have cumulative voting rights.

If a quorum is present at the Annual Meeting, Directors will be elected by a plurality of the votes cast by shares present in person and entitled to vote at the meeting. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Each stockholder of Common Stock entitled to vote for the election of Directors shall have the right to cumulate his votes either (1) by giving to one candidate as many votes as shall equal the number of shares owned by such holder multiplied by the number of directors to be elected, or (2) by distributing his votes on the same principle among any number of candidates. Any stockholder who intends to so vote his shares shall either (1) give written notice of such intention to the Secretary of the Company not less than forty-eight (48) hours before the time fixed for the Annual Meeting, or (2) announce his intention in such meeting before the voting for Directors shall commence. If a stockholder gives notice of his intention to cumulate his votes, all stockholders entitled to vote at the meeting shall without further notice be entitled to cumulate their votes.

If a quorum is present, all other matters, including approval of the 2005 Stock Awards Plan, which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if a majority of shares present and entitled to vote at the meeting cast their votes in favor of the proposals. Abstentions and broker non-votes will have the effect of a vote against such matters.

Cost of Solicitation. The entire cost of soliciting these proxies will be borne by the Company. The Company may make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy material to beneficial owners of the Company's stock and may reimburse them for their expenses in so doing. Proxies may be solicited personally or by telephone, other electronic means or mail by directors, officers and regular employees of the Company without additional compensation for such services. Synalloy has engaged the services of W. F. Doring & Company, a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $2,500 plus reimbursement of out-of-pocket expenses.

Information About Voting. Stockholders of record can vote in person at the Annual Meeting or by proxy. Stockholders of record may vote their proxy by mail or by internet following the instructions on the proxy card. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you wish to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote. If you hold shares in the Synalloy Corporation 401(k)/Employee Stock Ownership Plan, your voting instructions for those shares must be received by 5:00, local time, on April 21, 2005 to allow sufficient time for voting by the trustees and administrators of the plans.

Voting by Proxy. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to approval of the 2005 Stock Awards Plan, stockholders may vote for or against the plan, or may abstain from voting. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for the election to the Board of Directors, and "FOR" approval of the 2005 Stock Awards Plan. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Revocability of Proxy. Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company at Post Office Box 5627, Spartanburg, South Carolina 29304; by delivering a valid proxy bearing a later date to the Company's offices at 2155 West Croft Circle, Spartanburg, South Carolina; or by attending the meeting and voting in person.Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the annual meeting will not in itself constitute revocation of a proxy.

Householding. The Securities and Exchange Commission's rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from impacted stockholders prior to the mailing date. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, please call us at 864-585-3605, or send your request in writing to the following address: Secretary of Synalloy Corporation, Post Office Box 5627, Spartanburg, SC 29304. If you are still receiving multiple reports and proxy statement for stockholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please call or write to use at the above address or telephone number.

SECURITIES AND EXCHANGE COMMISSION ANNUAL REPORT

The Company's Annual Report to Stockholders including Form 10-K for the year ended January 1, 2005 (2004 fiscal year-end), as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Copies of exhibits to the Form 10-K will be provided upon written request to Cheryl C. Carter, Secretary, Synalloy Corporation, Post Office Box 5627, Spartanburg, South Carolina 29304 at a charge of $.10 per page. Copies of the Form 10-K and exhibits may also be downloaded from the Securities and Exchange Commission website at: http://www.sec.gov.

BENEFICIAL OWNERS OF MORE THAN FIVE (5%) PERCENT OF THE COMPANY'S COMMON STOCK

The table below provides certain information regarding persons known by the Company to be the beneficial owners of more than five (5%) percent of the Company's Common Stock as of February 25, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Royce & Associates LLC 1414 Avenue of the Americas New York, NY 10019	596,700 (1)	9.90
James G. Lane, Jr. PO Box 5627 Spartanburg, SC 29304	396,910 (2)	6.56
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401
	389,375 (3)	6.46
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202-1009	325,000 (4)	5.39
  Royce & Associates, Inc. ("Royce") is an investment advisor registered with the Securities & Exchange Commission under the Investment Advisors Act of 1940. This information was obtained from Royce's Schedule 13G dated February 3, 2005, as filed with the Securities and Exchange Commission, and has not been independently verified.
  The aggregate number of shares of Common Stock owned beneficially by Mr. Lane includes direct ownership of 168,426 shares; 26,984 shares held in an IRA; 173,750 shares owned by his spouse as to which Mr. Lane disclaims beneficial ownership; and options to purchase 27,750 shares exercisable within 60 days.
  According to its Schedule 13G dated February 9, 2005, as filed with the Securities and Exchange Commission (the "Schedule 13G"), Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts.These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company described in the Schedule 13G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all such securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, Dimensional has asserted that the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any other purpose than Section 13(d) of the Securities Exchange Act of 1934. The Company has not independently verified the information in the Schedule 13G .
  These securities are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc. which owns 323,500 shares, (5.37% of the shares outstanding), as to which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. This information was obtained from Price Associates' Schedule 13G dated February 14, 2005, as filed with the Securities and Exchange Commission, and has not been independently verified.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the ownership of the Common Stock as of February 25, 2005 by each director and nominee for director and each executive officer of the Company for whom compensation information is disclosed under the heading "Executive Compensation."

*Less than 1%
Name of Beneficial Owner
	Common Stock Beneficially Owned as of February 25, 2005	Percent of Class
James G. Lane, Jr.	396,910 (1)	6.56
Murray H. Wright	261,917 (2)	4.34
Ralph Matera	181,609 (3)	2.97
Sibyl N. Fishburn	80,845 (4)	1.34
Carroll D. Vinson	32,777 (5)	*
Craig C. Bram	20,718 (6)	*
Gregory M. Bowie	42,543 (7)	*
Ronald H. Braam	49,322 (8)	*
Howard L. Printz	8,423 (9)	*
All Directors and Executive Officers as a group (10 persons)	1,096,455 (10)	17.59
  Includes 26,984 shares held by an IRA; 173,750 shares owned by his spouse, as to which Mr. Lane disclaims beneficial ownership; and options to purchase 27,750 shares exercisable within 60 days.
  Includes indirect ownership of 45,000 shares held by an IRA; 4,340 held by spouse; 1,725 held in custodial accounts for minor children; and exercisable options to purchase 3,000 shares pursuant to the 1994 Non-Employee Directors' Stock Option Plan.
  Includes 88,200 shares which are subject to currently exercisable options, and 2,709 shares allocated under the Company's 401(k)/ESOP.
  Includes indirect ownership of 7,065 shares by spouse; and exercisable options to purchase 12,000 shares pursuant to the 1994 Non-Employee Directors' Stock Option Plan.
  Includes indirect ownership by spouse of 1,575 shares; 10,000 shares owned by a family partnership; and exercisable options to purchase 12,000 shares pursuant to the 1994 Non-Employee Directors' Stock Option Plan.
  Includes indirect ownership of 4,461 shares held by an IRA.
  Includes 17,400 shares which are subject to currently exercisable options; 9,100 shares held by an IRA; and 8,193 shares allocated under the Company's 401(k)/ESOP.
  Includes 29,900 shares which are subject to currently exercisable options; 7,484 shares allocated under the Company's 401(k) /ESOP and 1,164 shares allocated to spouse under the Company's 401(k)/ESOP.
  Includes 1,223 shares allocated under the Company's 401(k)/ESOP. Mr. Printz's employment terminated upon the sale of Blackman Uhler, LLC, a subsidiary of the Company, effective January 31, 2005.
  Includes 206,050 shares which are subject to currently exercisable options, and 24,668 shares allocated under the Company's 401(k)/ESOP.

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen individuals. Upon recommendation of the Nominating Committee, the Board of Directors fixed the number of directors constituting the full Board at six members and recommends that the six nominees listed in the table which follows be elected as directors to serve for a term of one year until the next succeeding Annual Meeting or until their successors are elected and qualified. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected.

If cumulative voting is not requested, the holders of the Board of Directors' proxies will vote the proxies received by them for the election as directors of the six persons named below. If cumulative voting is requested, the holders of the Board of Directors' proxies will vote the proxies received by them cumulatively for some or all of the nominees in such manner as may be determined at the time by the proxy holders.

If, at the time of the Annual Meeting of Shareholders, or any adjournment(s) thereof, one or more of the nominees is not available to serve by reason of any unforeseen contingency, the holders of the enclosed proxy will vote for such substitute nominee as the Board of Directors recommends.

The Board of Directors recommends that stockholders vote "FOR" the election of the six nominees listed below as directors of the Company.

The following table sets forth the names of nominees for director, their ages, the years in which they were first elected directors, a brief description of their principal occupations and business experience during the last five years. There are no family relationships among any of the directors and executive officers. The Board Committee assignments are as of March 1, 2005.
Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since
Sibyl N. Fishburn, age 69 Mrs. Fishburn is a graduate of Hollins University, Roanoke, VA. Mrs. Fishburn is a member of the Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.	1979
James G. Lane, Jr., age 71 Mr. Lane served as Chief Executive Officer of the Company from 1987 until his retirement on January 31, 2002. He has served as Chairman of the Board since 1987 and is a member of the Executive Committee.	1986

Ralph Matera, age 49
Mr. Matera has served as Chief Executive Officer of Synalloy since February 1, 2002. He began his career with the Company in July 2001, serving as President of Synalloy and CEO of Bristol Metals, L.P., a subsidiary of the Company. Prior to coming to Synalloy, he spent 24 years with Alcoa Inc. an international manufacturer of aluminum and aluminum products, in various manufacturing and general management positions. Most recently, he served as President, Alcoa Foil Products division, a manufacturer of aluminum fin stock products, formed container sheet, aluminum foil and converter foil, headquartered in Lebanon, PA. Mr. Matera serves on the Executive Committee.

2002
Carroll D. Vinson, age 64 Mr. Vinson is owner of C. D. Vinson & Associates, a consulting firm, and a principal in VH, LLC which is a privately-owned real estate investment company. He is a member of the Audit, Executive and Nominating/Corporate Governance Committees.	1987
Murray H. Wright, age 59 Mr. Wright is the founder and managing director of Avitas Capital, LLC, a closely held investment banking firm, founded in 1999, in Richmond, VA. In 1986, he founded and is Chief Executive Officer of the law firm of Wright, Robinson, Osthimer & Tatum, Richmond, VA. He serves on the Audit, Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.	2001
Craig C. Bram, age 46 Mr. Bram is the founder and President of Horizon Capital Management, Inc., an investment advisory firm, founded in 1996, in Richmond, VA. Since 1995, he has also been a Managing Director with McCammon Group, a mediation and consulting company based in Richmond, VA. Mr. Bram has also served as the President of Bizport, Ltd., a document management company in Richmond, VA, since 2002. Mr. Bram serves on the Audit, Compensation and Long-Term Incentive and Nominating/Corporate Governance Committees.	2004

BOARD OF DIRECTORS AND COMMITTEES

The business and affairs of the Company are under the general management of its Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. The Board of Directors has determined that the following directors are "independent" directors as defined by the NASDAQ Stock Market, Inc. Marketplace Rules ("NASDAQ Rules"): Murray Wright, Carroll Vinson, Sibyl Fishburn and Craig Bram. During fiscal year 2004, the Board of Directors met seven times. All members of the Board attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of the committees of the Board on which they served. The Company encourages, but does not require, its directors to attend the Annual Meeting of Shareholders. Last year, all directors attended the annual meeting.The Company has standing Executive, Audit, Compensation & Long-Term Incentive and Nominating/Corporate Governance Committees of the Board of Directors.

Executive Committee. The members of the Executive Committee are James Lane, Chair, Ralph Matera and Carroll Vinson. This Committee exercises the authority of the Board of Directors in the management of the business of the Company between the meetings of the Board of Directors. However, this Committee does not have, among other powers, the authority to amend the Certificate of Incorporation or Bylaws, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of the Company's property and assets, to declare a dividend, or to authorize the issuance of stock. During the past fiscal year, this Committee did not meet.

Audit Committee. The Company has an Audit Committee established in accordance with Section 3(a)(58(A) of the Securities Exchange Act of 1934.The Audit Committee members are Carroll Vinson, Chair, Murray Wright and Craig Bram. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. Each member of the Audit Committee is independent as defined in NASDAQ Stock Market, Inc. Marketplace Rules. The Audit Committee held six meetings during the year. During these meetings, the Audit Committee reviewed and discussed the audited financial statements to be included in the Company's Annual Report on Form 10-K, and the Form 10-Qs for each quarter prior to filing with the SEC with management and the independent auditors, met independently with the independent auditors, interviewed and selected the independent auditors, reviewed the Audit Committee Charter and had oversight of the development and implementation of the Company's Code of Conduct.

Compensation & Long-Term Incentive Committee. The Compensation & Long-Term Incentive Committee, currently comprised of Murray Wright, Chair, Sibyl Fishburn and Craig Bram, is responsible for reviewing and making recommendations to the Board related to salaries, wages, bonuses and benefits for officers of the Company and for administering the Company's stock option program including the granting of options thereunder. Each member of the Committee is independent as defined in the NASDAQ rules. This Committee met four times during the last fiscal year.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Sibyl Fishburn, Chair, Carroll Vinson, Murray Wright and Craig Bram, all of whom are independent as defined in the NASDAQ rules. This Committee is governed by a charter which is available on the Company's website at: www.synalloy.com. This Committee is responsible for reviewing and recommending changes in size and composition of the Board of Directors and evaluating and recommending candidates for election to the Company's Board. This Committee also reviews and oversees corporate governance issues and makes recommendations to the Board related to the adoption of policies regulated by the Securities and Exchange Commission, NASDAQ, Sarbanes Oxley and other governing authorities. This Committee met once in 2004.

In recommending and evaluating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of appropriate technologies and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background. Additionally, candidates for director should possess the highest personal and professional ethics, and they should be committed to the long-term interests of the stockholders.

The Nominating Committee does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

The Nominating Committee will consider as potential Board of Directors' nominees persons recommended by stockholders if the following requirements are met. If a shareholder wishes to recommend a director candidate to the Nominating Committee for consideration as a Board of Directors' nominee, the shareholder must submit in writing to the Nominating Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Secretary of the Company at Post Office Box 5627, Spartanburg, South Carolina 29304 or Croft Industrial Park, Spartanburg, South Carolina 29302, for transmission to the Nominating Committee, and must be received not less than 30 days nor more than 60 days prior to the Annual Meeting of Shareholders. The Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by stockholders that comply with these requirements will receive the same consideration that the committee's candidates receive. The Nominating Committee routinely meets at the regular quarterly meeting of the Board of Directors next preceding the Annual Meeting. Nominations for election as Directors may also be made by shareholders from the floor at the Annual Meeting of Shareholders provided such nominations are made in accordance with the notice procedures set forth in the Company's Bylaws.

Shareholder Communications With Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Synalloy Corporation, Post Office Box 5627, Spartanburg, SC 29304. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

EXECUTIVE OFFICERS

Information about Mr. Matera, the Company's Chief Executive Officer, is set forth above under "Election of Directors."
Gregory M. Bowie, age 55 Vice President, Finance since May 1994.

Ronald H. Braam, age 61
Since December 1999 President, Specialty Chemicals Group, which consists of Manufacturers Soap and Chemical Company and Organic Pigments Corporation, wholly-owned subsidiaries of the Company, and Blackman Uhler Chemical Company, a division of the Company.

Cheryl C. Carter, age 54 Corporate Secretary since June 1987.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the

Company or written representations that no other reports were required, the Company believes that, during 2004, all filing requirements applicable to its officers and directors were met.

THE BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's compensation policies are intended to induce senior managers, including executive officers, to maximize value for shareholders over the long term. There are three components of each compensation package: Base Salary, Cash Bonus and Long-Term Incentive Compensation. Base salaries are set toward the low end of a range defined by our peers at comparable companies.

Augmenting base compensation is a cash bonus program which compensates each manager eligible for such bonus pursuant to a formula based upon returns on average capital employed in his business unit during the year. Subsidiary and divisional senior managers participate in profit sharing pools determined by the performance of their business unit, while the Chief Executive Officer's bonus is based on consolidated profitability.

The intent is to make every senior manager's cash compensation dependent upon measurable performance criteria. The cash compensation arrangements with senior officers are summarized under "Remuneration of Directors and Officers - Employment Contracts."

The Summary Compensation Table and Notes thereto provide details of the short-term incentives provided to the Chief Executive Officer and other executive officers (except the Vice President, Finance) for each of the past three years. It also shows for each of the past three years the portion of cash compensation representing bonuses dependent upon profitability.

The Vice President, Finance is paid a salary believed to be toward the lower end of the range of salaries for this position in comparable companies. He is also eligible for a discretionary bonus based on various considerations, including the Company's financial results, compensation of other executive employees and an evaluation of his job performance.

The Company also provides to senior managers a long-term incentive component to compensation. In 2004 and prior years, the vehicle for this component was a series of stock option plans. Options have been granted in 2004 and prior years pursuant to incentive stock option plans adopted in 1988 and 1998. For 2005 and future years, the Compensation & Long-Term Committee of the Board of Directors has recommended replacing the stock option plan with a plan that provides for the grant of restricted stock. This plan will benefit the Company in that it will avoid the complicating issues of accounting for the cost of option grants and reduce the potential dilution to existing shareholders, while exposing the grantees to both the positive and negative aspects of changes in market price of the Company's common stock over time.

The Compensation & Long-Term Committee's study of trends in our industries concluded that the restricted stock programs were more widely used among the Company's peers than were stock option plans. If the restricted stock plan of 2005 is approved by shareholders, grants under the program will be made from time to time by the Compensation & Long-Term Committee as appropriate to keep the interests of senior management aligned with those of shareholders.

The Committee reviews the compensation of the Company's executive officers annually and believes such compensation has been fair to both the executives and the Company's stockholders.

The Compensation & Long-Term Incentive Committee
Murray Wright, Sibyl Fishburn and Craig Bram

Common Stock Performance

As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of cumulative total shareholder return for the Company with the cumulative total return of a broad equity market index and an index of appropriate similar companies. The Company has selected as a broad equity market index comparison the Nasdaq Non-Financial Index. Because the Company is in two distinctly different businesses, there is no similar industry "peer" group with which to compare. Thus, the Company has selected as the most appropriate peer group the Russell 2000 which is an index of companies with comparable market capitalizations.

	12/99	12/00	12/01	12/02	12/03	12/04
Synalloy Corporation	100.00	63.35	48.95	58.69	97.62	139.66
Russell 2000	100.00	96.98	99.39	79.03	116.38	137.71
Nasdaq Non-Financial	100.00	64.07	49.84	33.60	51.21	55.16

*$100 invested on 12/31/99 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

REMUNERATION OF DIRECTORS AND OFFICERS

The following table sets forth the total annual compensation paid or accrued by the Company and/or its subsidiaries to or for the account of each of the chief executive officer and the executive officers of the Company whose total annual salary and bonus for the fiscal year ended January 1, 2005 exceeded $100,000.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

Name, Age and Principal Position	Year	Salary($)	Bonus ($)(1)	Other Annual Compensation ($) (2)	Securities Underlying Options (#)	All Other Compensation ($) (3)
______________________________	_____	_______	________	____________	___________	___________
Ralph Matera Chief Executive Officer of Company since February 1, 2002; President of Synalloy and Chief Executive Officer of Bristol Metals, L.P. since July 25, 2001.	2004 2003 2002	193,333 180,000 180,000	- - 6,000
-
-
-
					- 75,000 22,000	7,733 7,200 1,800
Gregory M. Bowie Vice President, Finance	2004 2003 2002	161,667 139,000 127,600	- 19,600 31,000	- - -	- - 12,000	7,251 6,800 6,944
Ronald H. Braam President, Synalloy Chemicals Group	2004 2003 2002	171,667 157,700 156,240	- - -	- - -	- - 12,000	12,719 183,513 16,753
Howard L. Printz President and Chief Executive Officer of Blackman Uhler, LLC, a subsidiary of the Company, from July 28, 2003 until the its sale on January 31, 2005.	2004 2003	168,917 68,750	- -	15,096 8,539	- 12,000	35,924 2,750
NOTES

(1) Bonuses - Cash bonuses based on a short-term incentive plan provide for bonuses to be paid to senior divisional managers in an aggregate amount equal to 10% of the net earnings before income taxes in excess of a predetermined percentage (10% in 2005) of average stockholders' equity for the applicable division or subsidiary. Mr. Braam is eligible for bonuses under this plan. Mr. Matera was a participant in this plan from July 2001 until January 31, 2002. Upon becoming Chief Executive Officer of Synalloy, Mr. Matera was no longer eligible to participate in this plan.

(2) Other Annual Compensation - Includes for Mr. Printz a car allowance totalling $15,096 and $6,290 for 2004 and 2003, respectively.

(3) All Other Compensation - Includes for Messrs. Matera and Bowie the Company's contributions pursuant to the 401(k)/Employee Stock Ownership Plan. Includes for Mr. Braam contributions pursuant to the 401(k)/Employee Stock Ownership Plan of $6,867 in 2004, $6,308 in 2003 and $6,250 in 2002; the full dollar value of the entire premiums paid by the Company for split dollar life insurance policies of $5,852 in 2004, $7,016 in 2003 and $10,503 in 2002; and the lump sum value of a salary continuation agreement in the amount of $170,189 in 2003. (See discussion below under "Retirement Plans - Salary Continuation Agreements.") Includes for Mr. Printz in 2004 a severance payment of $29,167 upon sale by the Company of Blackman Uhler, LLC; and includes the Company's contributions pursuant to the 401(k) Employee Stock Ownership Plan of $6,757 and $2,750 for 2004 and 2003, respectively.

Employment Contracts - The Company has a written employment agreement with Ralph Matera, as amended, pursuant to which he is entitled to receive an annual base salary effective July 2004, of $200,000 per year, until July 2005. Mr. Matera participated in the divisional short-term incentive plan from July 2001 through January 31, 2002, subject to a minimum bonus of $6,000 per month. Effective February 1, 2002, he is entitled to "bonus-compensation" equal to a percentage (5% for 2005) of net earnings before income taxes in excess of a predetermined percent (10% for 2005) of average stockholders' equity. This agreement also provides certain fringe benefits and contains provisions for salary continuation benefits in the event of Mr. Matera's disability or death, under specified conditions, during the term of his employment with the Company.

The Company has a written employment agreement with Mr. Braam, as amended, that provides an annual salary of $175,000 and participation in the Management Incentive Plan, if any, for the Specialty Chemicals Segment through November 1, 2005. This agreement also contains provisions for salary continuation benefits in the event of Mr. Braam's disability or death, under specified conditions, during the term of his employment with the Company. Mr. Braam was also a participant in the Manufacturers Chemicals L.P. Management Incentive Plan from January 1, 2000 to December 31, 2002. During 2002 he also participated in the Specialty Chemicals Management Incentive Plan excluding Manufacturers Chemicals. Beginning January 1, 2003, Mr. Braam was a participant in the Management Incentive Plan for the Specialty Chemicals Segment.

The Company had a written employment agreement with Mr. Printz that provided for an annual salary of $165,000, and increased to $175,000 effective May 1, 2004. This agreement was terminated effective January 31, 2005 upon the sale of Blackman Uhler, LLC.

Stock Option Plans

Currently, there are options outstanding under the 1988, 1994 and 1998 Stock Option Plans and options available for grant under the 1998 Plan. The grant period for the 1988 Plan expired in January 1998, and the grant period for the 1994 Plan expired in April 2004. All of the plans have been approved by stockholders. The 1998 Plan provides for such options to be granted to officers and key employees of the Company, its subsidiaries and divisions to provide them with an opportunity to obtain an equity interest in the Company and to increase their stake in the future growth and prosperity of the Company. The 1994 Plan provided for such options to be granted to non-employee directors. The option price for options granted under these plans is 100% of the fair market value of the Company's Common Stock on the date the option was granted. Certain restrictions exist as to the time in which options can be exercised. With regard to the 1988 Plan, approved at the May 26, 1988 Annual Meeting and the 1998 Plan, approved at the April 30, 1998 Annual Meeting, options may be exercised beginning one year after date of grant at a rate of 20% annually on a cumulative basis. In the event that (a) all or substantially all of the assets or Common Stock of the Company (or a subsidiary or division of the Company in which the option holder is employed) is sold to an entity not affiliated with the Company, or (b) a merger or share exchange with an unaffiliated party occurs in which the Company is not the surviving entity, an option holder may exercise in addition to the above, 50% of the options not otherwise exercisable because of the vesting period requirement subject to certain limitations. No options may be exercised under the 1988 and 1998 Plans after 10 years from date of grant. The incentive stock options are not transferable other than by death and can only be exercised during the employee's lifetime by the employee. In no event shall options under all Plans having an aggregate fair market value in excess of $100,000 at the dates of grants become exercisable by an optionee for the first time during a calendar year. Under the 1994 Plan, approved at the April 29, 1994 Annual Meeting, each non-employee director as of his or her election or re-election as a member of the Board automatically received an option for 1,500 common shares. In the event a person ceases to be a non-employee director for reasons other than death, the unexpired options must be exercised within three years not to exceed 10 years after date of grant. At February 25, 2005, there were 555,500 options outstanding under all plans of which 311,900 were exercisable.

At February 25, 2005, 173,000 shares remain available for grant pursuant to the 1998 Stock Option Plan; however, the Compensation Committee has no present plans to grant further options under the this plan though it continues to have the right to do so. The Committee currently plans to issue future equity compensation pursuant to the 2005 Stock Award Plan if approved by shareholders.

Option/SAR Grants in Last Fiscal Year

There were no options granted in 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Table

The following table summarizes the number of options exercised in 2004 by, and the number of shares underlying unexercised options held by, the executives named in the Summary Compensation Table at fiscal 2004 year end.

Name
	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End; Exercisable (E) Unexercisable (U)	Value of Unexercised in-the- Money Options at Fiscal Year; End Exercisable (E) Unexercisable (U) (2)
R. Matera	0	N/A	68,800 (E) 113,200 (U)	$ 328,950 (E) $ 442,300 (U)
G. M. Bowie	4,800	$25,200	15,000 (E) 7,200 (U)	$ 16,125 (E) $ 37,800 (U)
R. H. Braam	4,800	$25,109	27,500 (E) 7,200 (U)	$ 42,305 (E) $ 37,800 (U)
H. L. Printz	0	N/A	2,400 (E) 9,600 (U)	$ 9,787 (E) $ 39,149 (U)
  Values are calculated by subtracting the exercise price from the average of the high and low stock price on the date prior to exercise.
  Values are calculated by subtracting the exercise prices from the closing price as quoted on NASDAQ National Market Listing on the last trading day of the year. The closing stock price at fiscal year end 2004 was $9.90.

RETIREMENT PLANS

Salary Continuation Agreements

Mr. Braam has a salary continuation agreement with the Company whereby, if he continues employment until his retirement in 2009, he will receive the cash value proceeds of an insurance policy with a current cash value of approximately $70,000. In the event Mr. Braam elects to retire early, entitlement to his cash valuation will be waived. The Company had a salary continuation agreement with R. H. Braam which provided for payments of $15,000 per annum in the event of pre-retirement death, or $40,000 per annum following retirement, for 10 years. Effective February 5, 2003, the agreement was amended and Mr. Braam received a lump sum cash valuation of the annuity of $170,189 during 2003. The Company also has salary continuation agreements with six former officers, which provide for payments at retirement or death ranging from $9,750 to $28,500 per annum for 10 years in the event of pre-retirement death, or the longer of 10 years or life following retirement. The present value of the future payments which will be due at retirement are accrued annually through the retirement date. The Company is the owner and beneficiary of life insurance policies on the lives of these persons. Based upon reasonable assumptions as to mortality, dividends and other factors, the Company expects to recover the cost of paying the benefits, including a factor for the use of corporate funds, through keyman life insurance proceeds. The present values of the above agreements are accrued. The cumulative amount of this accrual is $542,217.

401(k)/ESOP Plan

The Company has a 401(k)/Employee Stock Ownership Plan (the "Plan"). All employees (except those employees who are entitled to participate in Union-sponsored plans) who are 21 years or older will be eligible to participate on any January 1, April 1, July 1 or October 1 following one year of service with the Company.

Employees are permitted to contribute up to 100% of earnings not to exceed a dollar amount set by the Internal Revenue Service on a pretax basis through payroll deduction. Employees are permitted to change the election daily and can revoke the election at any time. Employee contributions are 100% vested at all times. The employee can invest his deferred contribution in any of the investment funds offered; however, employee contributions cannot be invested in Company stock.

Contributions by the Company are made primarily in Company Stock. For each plan year, the Company contributes on behalf of each participant who is eligible to share in matching contributions for the plan year, a discretionary matching contribution equal to a percentage which is determined each year by the Board of

Directors subject to a maximum of 4% in 2004 and 2005. The matching contribution is allocated within 15 days of each pay period. In addition to the matching contribution, the Company may make a discretionary contribution which shall be distributed to all eligible participants regardless of whether they contribute to the Plan. No discretionary contributions have been made to the Plan.

Distributions are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reason of proven financial hardship as defined according to IRS guidelines. The Plan provides for payment of the participant's account balance upon death, disability or retirement in the form of cash or Company stock or both. If employment terminates for reasons other than retirement, disability or death (e.g. resignation or termination), the discretionary portion of a participant's account balance will be vested based as follows: Zero to four years service - 0% vested; five or more years - 100% vested.

Unvested amounts are forfeited and allocated to participants eligible to participate for a plan year. The Plan permits rollovers from qualified plans at the discretion of the Company. The ESOP is permitted to borrow money to purchase Company stock. All Company stock acquired by the Plan with the proceeds of a loan is maintained in a suspense account and is withdrawn and allocated to participant's accounts as the loan is paid. While a participant in the Plan, an employee may direct the trustee to vote shares allocated to his or her account in accordance with his or her wishes.

All Plan assets are held by an independent trustee. The trustee invests all assets and makes payment of Plan benefits. The Plan is managed and administered by an independent administrator and a Pension Committee comprised of the corporate officers of the Company. Expenses incurred for the administration of the Plan are paid by the Company. The Plan reserves to the Board of Directors of the Company the right to amend the Plan in any manner or terminate the Plan at any time. The Plan may be amended to preserve the qualification of the Plan under the applicable provisions of the Internal Revenue Code, as amended from time to time. For 2004, the Company's total matching contribution was $348,000.

Compensation of Directors

Each non-employee director receives a retainer which is set by the Board annually. In 2004 and 2005 the Board set the retainer at an amount equivalent to $25,000 to be paid in stock, with the number of shares to be determined by the average of the high and low stock price on the day prior to the Annual Meeting of Shareholders. The shares granted to the Directors are not registered and are subject to forfeiture in whole or in part upon the occurrence of certain events. Directors also receive a fee of $1,000 for attendance at each board meeting. Committee members receive a fee of $500 for each committee meeting attended which is not held on the same day as a Board meeting. The Chairman of the Audit Committee receives $750 per Audit Committee meeting not held on the same day as a board meeting. Directors are reimbursed for travel and other expenses related to attendance at meetings. In fiscal year 2004, Mrs. Fishburn and Messrs. Bram, Lane, Vinson and Wright received cash compensation of $10,000, $10,500, $9,000, $11,500 and $11,000, respectively, and each received 2,852 shares of company stock for board-related service. Mr. Matera, the only Director who is an employee, is not paid extra compensation for his service on the Board or any committee of the Board.

PROPOSAL TO APPROVE THE 2005 STOCK AWARDS PLAN
(Item 2 on Proxy Card)

The Board of Directors is also seeking shareholder approval of the Synalloy Corporation 2005 Stock Awards Plan (the "2005 Stock Awards Plan"). A copy of the proposed 2005 Stock Awards Plan is included with this proxy statement as Appendix A and incorporated here by reference. The following is a summary of the 2005 Stock Awards Plan and is qualified in its entirety by reference to the plan. This summary does not create any rights separate from the plan.

On February 3, 2005, subject to shareholder approval, the Board of Directors of the Company adopted the Synalloy Corporation 2005 Stock Awards Plan, which authorizes issuance of up to 300,000 shares of the Company's common stock pursuant to the plan. The plan will be administered by the Compensation and Long Term Incentive Committee of the Board of Directors. Shares may be granted pursuant to the 2005 Stock Awards Plan to persons who are salaried employees of the Company or any subsidiary of the Company (including officers who are employees) at the time of grant, and who, in the judgment of the Committee occupy a management position in which such employees' efforts contribute to the profit and growth of the Company. The Committee will select the persons to receive grants under the 2005 Stock Awards Plan and determine the number of shares covered by grants under the plan. At December 31, 2004, the Company and its subsidiaries had approximately 15 employees who could be eligible to receive awards under the plan.

Stock awards under the 2005 Stock Awards Plan will vest in 20% increments each year, beginning one year after the date of grant. Awards will only vest, however, if the employee has been in the continuous employment of the Company or a subsidiary since the date of the award. Any portion of an award that has not vested will terminate upon termination, for any reason, of the employee's employment with the Company or a subsidiary. The Company may also terminate any portion of an award that has not vested upon an employee's failure to comply with all conditions of the award or the plan, including, but not limited to, failure to comply with noncompetition, confidentiality and intellectual property requirements to which the employee is subject. Vesting of up to 50% of awards will automatically accelerate in the event of (i) a sale of all or substantially all of the assets of the Company (or a subsidiary or division of the Company in which the employee is employed) to an entity not affiliated with the Company, (ii) a merger or share exchange with an unaffiliated party in which the Company is not the surviving entity, or (iii) a similar sale or exchange transaction that, in the Committee's sole discretion, justifies such vesting. Shares representing awards that have not yet vested will be held in escrow by the Company and an employee will not be entitled to any voting rights with respect to any such shares. Share awards that have not vested will not be transferable.

In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or other event affecting shares of the Company, the number of shares subject to unvested stock awards and the number of shares reserved for issuance under the 2005 Stock Awards Plan will be equitably adjusted by the Committee to reflect the change.

The 2005 Stock Awards Plan may be amended or terminated by the Board of Directors at any time. However, any such action will not be effective to change or modify the plan, unless approved by a majority of the outstanding shares of the Company, if such changes or modifications would: (i) increase the total number of shares of stock which may be awarded under the plan, except in the event of any of the corporate transactions described in the paragraph immediately above; (ii) assign the administration of the plan otherwise than to a committee of the Board of Directors; (iii) permit any person while a member of the Committee or any other committee of the Board of Directors administering the plan to be eligible to receive a stock award under the plan or permit a person who is not a key employee of the Company at the time of award to receive a stock award; or (iv) extend the term of the plan.

The 2005 Stock Awards Plan will terminate ten years from the effective date of the plan, and no share awards will be made under the plan after that date. The Board of Directors has adopted the 2005 Stock Awards Plan because it believes that stock awards provide an appropriate way to reward and provide incentives to officers and key employees. The Board of Directors believes that adoption of the 2005 Stock Awards Plan is in the best interest of the shareholders and recommends a vote "FOR" approval of the 2005 Stock Awards. Although the Compensation Committee has the ability to grant additional options under the 1998 Stock Option Plan, the Committee has no present plans to grant further options under that plan (though it continues to have the right to do so). The Committee currently plans to issue future equity compensation pursuant to the 2005 Stock Award Plan if approved by shareholders.

The following table sets forth aggregated information as of January 1, 2005 about the Company's other equity compensation plans (This table does not include information about the 2005 Stock Awards Plan):
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	505,000	$5.96	173,000
Equity compensation plans not approved by security holders	0	0	0
Total	505,000	$5.96	173,000

The foregoing table does not reflect the $25,000 of common stock paid in 2004, or payable in 2005, to each non-employee director in lieu of a cash retainer as described above under "Compensation of Directors."

INDEPENDENT PUBLIC ACCOUNTANTS

Dixon Hughes PLLC was selected to serve as the Company's principal independent accountant for fiscal 2004. Representatives of Dixon Hughes PLLC are expected to be present at the Annual Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's audit of the Company's financial statements for the fiscal year ended January 1, 2005.

Change of Auditors

Ernst & Young LLP ("E&Y"), certified public accountants, which had served as the Company's principal independent accountant since the Company's inception, was dismissed from such position effective September 26, 2003. Auditor's reports issued by E&Y on the Company's financial statements for each of the Company's fiscal year ended December 28, 2002 contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board of Directors after a review of the Company's auditing requirements and the cost thereof in light of changes resulting from the Sarbanes-Oxley Act of 2002. During the fiscal year ended December 28, 2002, and the subsequent interim periods preceding the dismissal of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in its reports on the financial statements for such years. None of the kinds of events required to be reported under Item 304(a) (1) (v) of the SEC's Regulation S-K occurred during Company's fiscal year ended December 28, 2002, or the subsequent interim periods preceding the dismissal of E&Y.

Elliott Davis, LLP, certified public accountants, was engaged by the Company on September 26, 2003 to audit the Company's financial statements for the year ending January 3, 2004. During the Company's two most recent fiscal years and the subsequent interim periods prior to engaging Elliott Davis, the Company did not consult Elliott Davis regarding any matter required to be reported under Item 304(a)(2) of the SEC's Regulation S-K. Elliott Davis was subsequently dismissed as the Company's independent auditors, effective December 2, 2003. Elliott Davis did not audit the Company's financial statements and did not issue an opinion on the Company's financial statements. The decision to dismiss Elliott Davis was approved by the Audit Committee of the Board of Directors. From the engagement of Elliott Davis until its dismissal, there were no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Elliott Davis, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements. None of the kinds of events required to be reported under Item 304(a) (1) (v) of the SEC's Regulation S-K occurred during Company's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Elliott Davis.

The Audit Committee of the Board of Directors of Synalloy Corporation (the "Company") approved the engagement of Dixon Hughes PLLC, the successor in the merger of its current independent auditors, Crisp Hughes Evans LLP, and the firm of Dixon Odom PLLC, as its independent auditors effective with the successful merger of the two firms. On March 1, 2004, the Audit Committee of the Board of Directors was notified that the merger of the two firms was completed and that the firm of Crisp Hughes Evans LLP ceased to exist. The Company engaged Crisp Hughes Evans LLP on December 2, 2003, as its new Independent public accountants. Crisp Hughes Evans LLP did not audit the Company's consolidated financial statements and has not issued an opinion on the Company's consolidated financial statements. During the period from December 2, 2003 through the merger of Crisp Hughes Evans LLP with Dixon Odom PLLC, there were no disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the Company's two most recent fiscal years and the subsequent interim periods prior to engaging Dixon Hughes, the Company did not consult Dixon Hughes regarding any of the matters required to be reported under Item 304(a) (2) of the SEC's Regulation S-K.

Fees Paid to Independent Auditors

The following table sets forth the aggregate fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended January 1, 2005 (referred to as "fiscal 2004") and January 3, 2004 (referred to as "fiscal 2003") and for other services rendered during fiscal years 2004 and 2003, on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

Fee Category	Fiscal 2004	% of Total	Fiscal 2003	% of Total
Audit Fees (1)
Dixon Hughes PLLC	$ 91,800	76%	$ 79,500	60%
Ernst & Young, LLP	-		8,500	6%
	________		________
Total Audit Fees	91,800	76%	88,000	66%
Audit-Related Fees
Ernst & Young, LLP	4,852	4%	4,426	3%
Tax Fees:
Tax compliance/preparation
Dixon Hughes PLLC	22,500	19%	22,500	17%
Other Tax Services
Dixon Hughes PLLC	2,315	2%	-
Ernst & Young, LLP	-		17,725	13%
	________		________
Total Tax Fees	2,315	2%	17,725	13%
All Other Fees	-		-
	________		________
Total Fees	$121,467		$132,651
	=======		=======
  For the audit of the consolidated financial statement and the current year's quarterly reviews.

Audit Fees: Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees: Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, expatriate tax services, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services include fees billed for other miscellaneous tax consulting and planning.

All Other Fees: All other fees would include fees for all other services other than those reported above.

In making its decision to appoint Dixon Hughes PLLC as the Company's independent auditors for the fiscal year ending January 1, 2005, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Dixon Hughes.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting. During 2004, all audit and permitted non-audit services were pre-approved by the Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has reviewed and discussed with management the company's audited financial statements for the year ended January 1, 2005. The Audit Committee has discussed with the Company's independent auditors, Dixon Hughes PLLC, the matters required to the discussed by SAS 61, as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Dixon Hughes, required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Dixon Hughes, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 1, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee - Carroll Vinson, Murray Wright and Craig Bram

STOCKHOLDERS' PROPOSALS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposal to be included in the proxy materials for the 2006 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by the Company at its principal executive offices, Croft Industrial Park, PO Box 5627, Spartanburg, SC 29304, no later than November 29, 2005. In order for a shareholder to bring any business or nominations before the 2006 Annual Meeting of Shareholders, certain conditions set forth in the Company's Bylaws must be complied with, including but not limited to, the delivery of a notice to the Secretary of the Company not less than 30 nor more than 60 days in advance of the 2006 Annual Meeting which is tentatively scheduled on April 27, 2006. With respect to any shareholder proposal not received by the Company prior to February 12, 2006, the designated proxy agents will vote on the proposal in their discretion.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules or the NASDAQ Rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Cheryl C. Carter
Secretary

APPENDIX A

SYNALLOY CORPORATION

2005 Stock Awards Plan

1. Purpose. This 2005 Stock Awards Plan (the `Plan") is intended to provide key executive employees of Synalloy Corporation or any of its Subsidiaries (together, the "Company") with the opportunity to participate in the Company's future prosperity and growth by awarding them stock of the Company. The purpose of the Plan is to provide key executive employees long-term incentive for gain as a result of outstanding service to the Company and its shareholders, and to assist in attracting and retaining executives of ability and initiative. Subsidiary means any corporation or business organization in which the Company owns, directly or indirectly, twenty percent (20%) or more of the voting stock or capital or profits interest at the time of granting of an award under this Plan.

2. Administration. The Plan shall be administered by the Compensation and Long Term Incentive Committee (the "Committee"). The Committee shall consist of not less than two members of the Compensation and Long Term Incentive Committee of the Board, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), and (ii) an "outside director" as defined under Code Section 162(m), unless the action taken pursuant to the Plan is not required to be taken by "outside directors" in order to qualify for tax deductibility under Code Section 162(m).

The Committee shall have complete authority and discretion to interpret all provisions of this Plan consistent with law, to prescribe the form of agreement evidencing the award of stock under the Plan, to adopt, amend, and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith, and each member of the Committee shall be entitled to indemnification by the Company with respect to all matters arising from his service on the Committee to the fullest extent allowable under applicable law.

3. Eligibility. Any salaried employee of the Company who in the judgment of the Committee occupies a management position in which his efforts contribute to the profit and growth of the Company may be awarded stock under the Plan. The Committee will designate employees to whom stock is to be awarded and will specify the number of shares awarded. The Committee shall have the discretion to determine to what extent, if any, persons employed on a part-time or consulting basis will be eligible to participate in the Plan.

4. Stock. The stock available for awards under the Plan shall be shares of the Company's $1.00 par value common stock (the "common stock"), and may be either authorized and unissued or held in the treasury of the Company. The total amount of stock that may be awarded under the Plan shall not exceed 300,000 shares, subject to adjustment to reflect any change in the capitalization of the Company, as more fully provided in Section 8 hereof. The Committee will maintain records showing the cumulative total of all shares awarded under this Plan.

If any shares previously awarded do not vest, in whole or in part, for any reason, such shares shall again become available for award under this Plan.

5. Award of Stock. The Committee, at any time, during the duration of the Plan, may authorize the award of stock to employees of the Company eligible under Section 3 hereof, subject to the limitations provided herein. The date on which stock shall be deemed awarded shall be the date the Committee authorizes such award or such later date as may be determined by the Committee at the time such award is authorized. The Committee also may impose on any award of stock under the Plan such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

6. Terms and Conditions of Awards. Each stock award pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the participant, which states the number of shares granted thereby and certain other terms, in such form as the Committee shall from time to time approve. Each award of stock pursuant to the Plan shall comply with and be subject to the following terms and conditions:

A. Vesting during Continuous Employment. Stock awarded pursuant to the Plan shall vest according to the following schedule:
Share awards will only vest if, at the time of vesting, the employee has been in the continuous employment of the Company since the date the stock was awarded. The Committee may decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.
Time from Award Date	Percentages of Shares Awarded that are Vested (including those previously vested)
After One Year	20%
After Two Years	40%
After Three Years	60%
After Four Years	80%
After Five Years	100%

B. Cancellation of Unvested Stock Awards on Termination of Employment. Any portion of a stock award that has not vested prior to the termination of employee's employment with the Company, whether as a result of death, disability, retirement or for any other reason, shall be automatically cancelled.

C. Cancellation of Unvested Stock Awards on Failure to Comply with Certain Conditions. Unless the award agreement specifies otherwise, the Committee may cancel any awards which have not vested at any time if the employee is not in compliance with all applicable provisions of the award agreement and the Plan including the following conditions:

(i) Noncompetition. An employee shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company.

(ii) Confidentiality. An employee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company that is acquired by the employee during or after employment with the Company.

(iii) Intellectual Property. An employee shall not fail to disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the employee during employment by the Company in accordance with the Company's then existing policies.

D. Sale or Merger. Notwithstanding the vesting schedule set forth in Section 6.A above, 50% of the total number of unvested shares will vest in the event that either (i) all or substantially all of the assets or common stock of the Company (or a subsidiary or division of the Company in which the employee is employed) is sold to an entity not affiliated with the Company, (ii) a merger or share exchange with an unaffiliated party occurs in which the Company is not the surviving entity, or (iii) a similar sale or exchange transaction occurs which in the Committee's sole discretion justifies such vesting.

E. Voting Rights and Escrow. An employee shall not be entitled to voting rights with respect to any portion of a stock award that has not vested. Each share of stock awarded pursuant to the Plan shall be held in escrow by the Company (together with any distributions in respect of such shares) until such shares have vested. Upon vesting of any portion of a stock award, certificates evidencing the vested shares shall be delivered to the employee together with any distributions that have been made in respect of that portion of the shares. Upon issuance, the shares awarded pursuant to the Plan will be fully paid and nonassessable.

7. Assignability. Share awards that have not vested under the Plan shall not be transferable by the employee.

8. Adjustment upon Change of Shares. In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or other event affecting shares of the Company, the number of shares subject to unvested stock awards and the number of shares reserved for issuance under this Plan shall be equitably adjusted by the Committee to reflect the change.

9. Compliance with Law and Approval of Regulatory Bodies. No shares shall be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with applicable withholding tax requirements, and with the rules of all domestic stock exchanges on which the Company's shares may be listed. Any share certificate issued to evidence shares may be listed on any domestic stock exchange authorized by the Company. Any share certificate issued to evidence shares may bear legends and statements, and be subject to such restrictions, as the Company shall deem advisable to assure compliance with Federal and state laws and regulations. No shares will be delivered under the Plan until the Company has obtained such consents or approvals from regulatory bodies, Federal or state, having jurisdiction over such matters as the Company may deem advisable.

It is the intent of the Company that the grant of any awards under the Plan to or other transactions by a participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, unless the participant shall have acknowledged in writing that a transaction pursuant to such provision is to be non-exempt, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such participant shall avoid liability under Section 16(b) of the Exchange Act.

10. General Provisions. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company or any subsidiary, or shall in any way affect the right and power of the Company to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Company might have done if the Plan had not been adopted.

11. Effective Date of the 2005 Plan. This Plan was adopted by the Board of Directors of the Company effective February 3, 2005, which will be the effective date of the Plan if and when approved by shareholders holding a majority of the Company's outstanding shares of common stock entitled to vote on the Plan at the Annual Meeting of Shareholders in 2005.

12. Amendment to the Plan. The Board of Directors of the Company may alter, amend, or terminate the Plan at any time. Such action by the Board of Directors, however, will not be effective to change or modify the Plan, unless approved by shareholders holding a majority of the Company's outstanding shares of common stock, if such changes or modifications in the Plan would:

A. Increase the total number of shares of stock which may be awarded under the Plan, except as contemplated in Section 8;

B. Assign the administration of the Plan otherwise than to a committee of the Board of Directors;

C. Permit any person while a member of the Committee or any other committee of the Board of Directors administering the Plan to be eligible to receive a stock award under the Plan or permit a person who is not a key employee of the Company at the time of award to receive a stock award; or

D. Extend the term of this Plan.

13. Duration of the Plan. Unless previously terminated by the Board of Directors, the Plan shall be effective for a period of ten years from the effective date of the Plan, and no award shall be made after such date. Unvested shares awarded before that date shall remain valid thereafter in accordance with their terms.

14. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed to apply.

15. Arbitration. Any dispute that arises among (i) the Company and/or the Board and (ii) any employee arising in connection with the Plan shall be resolved by binding arbitration by a single arbitrator held in Spartanburg, South Carolina, pursuant to the federal Arbitration Act (or if the federal Arbitration Act is deemed not to apply, the South Carolina Uniform Arbitration Act) and applying the rules of the American Arbitration Association as in effect from time to time.

16. Taxes. The Company is authorized to withhold from any stock award granted, any payment relating to an award under the Plan, including from a distribution of stock, or any payroll or other payment to an employee, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award, and to take such other action as the Committee may deem advisable to enable the Company and employee to satisfy obligations for the pay-

ment of withholding taxes and other tax obligations relating to any award. However, this authority shall not include withholding of taxes above the statutorily required withholding amounts where such excess withholding would result in an earnings charge to the Company under U. S. Generally Accepted Accounting Principles.

SYNALLOY CORPORATION
POST OFFICE BOX 5627. SPARTANBURG, SC 29304

This Proxy is Solicited by The Board of Directors for the Annual Meeting of Shareholders on April 28, 2005

The undersigned hereby appoints Gregory M. Bowie and Cheryl C. Carter, or either of them, each with power of substitution, as lawful proxy, to vote all the shares of Common Stock of Synalloy Corporation which the undersigned would be entitled to vote if personally present at the Annual Shareholders' Meeting of Synalloy Corporation to be held at Spartanburg, South Carolina on Thursday, April 28, 2005, at 10:00 a.m. local time, and at any adjournment thereof, upon such business as may properly come before the meeting.

Said proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this card, and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR election of all the director nominees in proposal 1 and FOR proposal 2.

.Mail - Date, sign and mail your proxy card in the envelope provided as soon as possible.

Internet - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

The Board of Directors recommends a vote "FOR" the election of Directors and "FOR" approval of the 2005 Stock Awards Plan. Please sign, date and return your proxy card promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here. X

Proposal 1	Election of Directors

____	For All Nominees	Nominees

		___	Sibyl N. Fishburn
____	Withhold Authority For All Nominees	___	James G. Lane, Jr.
		___	Ralph Matera
____	For All Except	___	Craig C. Bram
	(See Instructions below)	___	Carroll D. Vinson
		___	Murray H. Wright

Instructions: To withhold authority to vote for any individual nominee(s) mark 'FOR ALL EXCEPT' and fill in the circle next to each nominee you wish to withhold, as shown here.

Proposal 2. Approval of the 2005 Stock Awards Plan. _____For _____ Against _____ Abstain

3. Upon any other matter that may properly come before the meeting or any adjournment thereof, as the proxies in their discretion may determine.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

__________________________________________________________________________________

Signature Date Signature if held jointly Date

Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees, executors, administrators and others signing in a representative capacity should indicate that capacity. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his capacity.